UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2022

APPLIED UV, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39480	84-4373308
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)
150 N. Macquesten Parkway Mount Vernon, NY	10550
(Address of principal executive offices)	(Zip Code)

(914) 665-6100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AUVI	The Nasdaq Stock Market LLC
10.5% Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share	AUVIP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01. Entry into a Material Definitive Agreement.

On April 18, 2022, Applied UV, Inc. (the “Company”) and its wholly-owned subsidiary Munn Works LLC, entered into an amended and restated employment agreement (the “Employment Agreement”) with Mr. Max Munn, pursuant to which Mr. Munn will continue to serve as the President of the Company and the Manager and Chief Executive Officer of Munn Works LLC. The Employment Agreement amends and restates Mr. Munn’s prior employment agreement dated March 4, 2021 (the “Original Agreement”). The Employment Agreement is effective as of March 1, 2022 and terminates on February 28, 2024 (the “Term”) and will automatically renew for successive one-year terms unless terminated by the parties as provided under the Employment Agreement. The Employment Agreement amends the terms of the Original Agreement by providing Mr. Munn with a cash annual base salary of $360,000 and cancels 206,557 of the 309,835 options granted to Mr. Munn under the Original Agreement. Also, all the Original Agreement terminated on March 4, 2024 while the Employment Agreement terminates on February 28, 2024. All of the other terms of the Original Agreement remain the same.

The foregoing summary does not purport to be complete and is qualified in its entirety by the Employment Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Employment Agreement by and among Applied UV, Inc., Munn Works LLC and Max Munn dated March 4, 2021 (incorporated by reference to the Company’s Current Report on 8-K filed on March 10, 2021)
10.2	Amended and Restated Employment Agreement by and among Applied UV, Inc., Munn Works LLC and Max Munn dated April 18, 2022
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED UV, INC.

Date: April 22, 2022	By: /s/ John Andrews
Name: John Andrews
Title: Chief Executive Officer

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